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                                                                      EXHIBIT 21

                         SUBSIDIARIES OF THE REGISTRANT


                                                                               STATE OF
NAME OF                                               TYPE OF                INCORPORATION
SUBSIDIARY                                            ENTITY                 OR FORMATION
----------                                            -------                -------------

U.S. PT - Delaware, Inc.                        Corporation                    Delaware
U.S. Therapy, Inc. dba The
    Facilities Group, Inc.                      Corporation                    Texas
National Rehab GP, Inc.                         Corporation                    Texas
National Rehab Delaware, Inc.                   Corporation                    Delaware
U.S. PT - Michigan, Inc.                        Corporation                    Delaware
HH Rehab Associates, Inc. dba
    Genesee Valley Physical Therapy
    dba Theramax Physical Therapy               Corporation                    Michigan
Professional Rehab Services, Inc.
    dba Northwoods Physical Therapy
    dba Thibodeau Physical Therapy              Corporation                    Michigan
U.S. Physical Therapy, Ltd.                     Limited Partnership            Texas
U.S. PT Management, Ltd.                        Limited Partnership            Texas
National Rehab Management
    GP, Inc.                                    Corporation                    Texas
Rehab Partners #1, Inc.                         Corporation                    Texas
Rehab Partners #2, Inc.                         Corporation                    Texas
Rehab Partners #3, Inc.                         Corporation                    Texas
Rehab Partners #4, Inc.                         Corporation                    Texas
Rehab Partners #5, Inc.                         Corporation                    Texas
Rehab Partners #6, Inc.                         Corporation                    Texas
U.S. PT Payroll, Inc. (formerly
    Rehab Partners #7, Inc.)                    Corporation                    Texas
Rehab Partners Acquisition
    #1, Inc.                                    Corporation                    Texas
U.S. Surgical Partners, Inc.                    Corporation                    Delaware
U.S. Surgical Partners #1, Inc.                 Corporation                    Texas
Effingham Ambulatory Surgery
    Center, L.P. (formerly U.S.
    Surgical Partners of College
    Park, Limited Partnership                   Limited Partnership            Texas
U.S. Surgical Partners #2, Inc.                 Corporation                    Texas
Midland Surgical Partners, Ltd.                 Limited Partnership            Texas
U.S. PT Turnkey Services, Inc.
    (formerly Surgical Management
     GP, Inc.                                   Corporation                    Texas
U.S. Surgical Partners
    Management, Ltd.                            Limited Partnership            Texas

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                         SUBSIDIARIES OF THE REGISTRANT

                                                                               STATE OF
NAME OF                                               TYPE OF                INCORPORATION
SUBSIDIARY                                            ENTITY                 OR FORMATION
----------                                            -------                -------------
Southeastern Hand Rehabilitation,
   Inc. dba Reist Hand Therapy
   dba Achieve Physical Therapy                 Corporation                    Florida
Action Physical Therapy
    Clinic, Ltd.                                Limited Partnership             Texas
Cypresswood Physical
    Therapy Centre, Ltd.                        Limited Partnership             Texas
Progressive Physical
    Therapy Clinic, Ltd.                        Limited Partnership             Texas
Virginia Parc Physical
    Therapy, Ltd. dba
    McKinney Physical Therapy
    Associates                                  Limited Partnership             Texas
Dearborn Physical Therapy,
    Ltd. dba Advanced
    Physical Therapy                            Limited Partnership             Texas
Saline Physical Therapy of
    Michigan, Ltd. dba Physical
    Therapy in Motion                           Limited Partnership             Texas
R. Clair Physical Therapy,
    Limited Partnership                         Limited Partnership             Texas
Roepke Physical Therapy,
    Limited Partnership                         Limited Partnership             Texas
Merrill Physical Therapy,
    Limited Partnership                         Limited Partnership             Texas
Genesee Valley Physical
    Therapy, Limited Partnership
    (canceled effective 5/13/98)                Limited Partnership             Texas
Joan Ostermeier Physical
    Therapy, Limited
    Partnership dba Sport &
    Spine Clinic of Wittenberg                  Limited Partnership             Texas
Crossroads Physical Therapy,
    Limited Partnership                         Limited Partnership             Texas
Kelly Lynch Physical Therapy,
    Limited Partnership                         Limited Partnership             Texas
U.S. PT Michigan #1, Limited
    Partnership                                 Limited Partnership             Texas
Spracklen Physical Therapy,
    Limited Partnership                         Limited Partnership             Texas

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
                         SUBSIDIARIES OF THE REGISTRANT

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
                                                                              STATE OF
NAME OF                                               TYPE OF               INCORPORATION
SUBSIDIARY                                            ENTITY                OR FORMATION
----------                                            -------               -------------
Bosque River Physical Therapy
   and Rehabilitation, Limited
   Partnership                                  Limited Partnership            Texas
Frisco Physical Therapy, Limited
   Partnership                                  Limited Partnership            Texas
Kingwood Physical Therapy, Ltd.                 Limited Partnership            Texas
Enid Therapy Center,
    Limited Partnership                         Limited Partnership            Texas
Dynamic Physical Therapy
    of Round Rock, Ltd.                         Limited Partnership            Texas
Active Physical Therapy,
    Limited Partnership                         Limited Partnership            Texas
Southwind Physical Therapy,
    Limited Partnership                         Limited Partnership            Texas
Genesis Rehabilitation and
    Sports Center - Jackson,
    Limited Partnership dba
    Genesis Physical Therapy Group              Limited Partnership            Texas
Cleveland Physical Therapy, Ltd.                Limited Partnership            Texas
Aquatic and Orthopedic Rehab
    Specialists, Limited
    Partnership                                 Limited Partnership            Texas
Vileno Therapy of Treasure
    Coast, Limited Partnership                  Limited Partnership            Texas
Trussell Physical Therapy,
    Limited Partnership dba
    GenTech Industrial Physical
    Therapy Services (dissolved
    effective 3/31/98)                          Limited Partnership            Texas
Comprehensive Hand & Physical
    Therapy, Limited Partnership                Limited Partnership            Texas
Tom Melko Physical Therapy,
    Limited Partnership                         Limited Partnership            Texas
Debra Dent Physical Therapy,
    Limited Partnership                         Limited Partnership            Texas
Hands Plus Therapy Center,
    Limited Partnership                         Limited Partnership            Texas
South Tulsa Physical Therapy,
    Limited Partnership                         Limited Partnership            Texas

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
                         SUBSIDIARIES OF THE REGISTRANT

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
                                                                              STATE OF
NAME OF                                               TYPE OF               INCORPORATION
SUBSIDIARY                                            ENTITY                OR FORMATION
----------                                            -------               -------------
Hands On Therapy, Limited
    Partnership                                 Limited Partnership            Texas
U.S. PT Michigan #2, Limited
    Partnership                                 Limited Partnership            Texas
First Choice Physical Therapy,
    Limited Partnership                         Limited Partnership            Texas
Tupelo Hand Rehabilitation,
    Limited Partnership                         Limited Partnership            Texas
The Hale Hand Center,
    Limited Partnership                         Limited Partnership            Texas
Sooner Physical Therapy,
    Limited Partnership                         Limited Partnership            Texas
Arrow Physical Therapy, Limited
    Partnership dba Broken Arrow
    Physical Therapy                            Limited Partnership            Texas
Achieve Physical Therapy,
    Limited Partnership                         Limited Partnership            Texas
Maine Physical Therapy,
    Limited Partnership                         Limited Partnership            Texas
Brentwood Physical Therapy,
    Limited Partnership                         Limited Partnership            Texas
Saginaw Valley Sport and Spine,
    Limited Partnership dba Saginaw
    Valley Sport & Spine, Bay City
    Sport & Spine and Midland Sport
    & Spine                                     Limited Partnership            Texas
Brazos Valley Physical Therapy,
    Limited Partnership                         Limited Partnership            Texas
Plymouth Physical Therapy
    Specialists, Limited
    Partnership                                 Limited Partnership            Texas
Brick Hand & Rehabilitative
    Services, Limited Partnership               Limited Partnership            Texas
Heartland Physical Therapy,
    Limited Partnership                         Limited Partnership            Texas
Bay View Physical Therapy, Ltd.
    dba Pine State Physical Therapy             Limited Partnership            Texas
Rio Grande Physical Therapy,
    Limited Partnership (closed
    effective 07/27/2000)                       Limited Partnership            Texas


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
                         SUBSIDIARIES OF THE REGISTRANT

                                                                              STATE OF
NAME OF                                               TYPE OF               INCORPORATION
SUBSIDIARY                                            ENTITY                OR FORMATION
----------                                            -------               -------------
Thomas Hand and Rehabilitation
   Specialists, Limited
   Partnership dba Thomas Physical
   & Hand Therapy dba Thomas Hand
   Institute                                    Limited Partnership            Texas
Excel Occupational and Physical
   Therapy, Limited Partnership
   (closed effective 01/31/2000)                Limited Partnership            Texas
Hand Health and Rehabilitation,
   Limited Partnership                          Limited Partnership            Texas
Flannery Physical Therapy,
   Limited Partnership dba
   Physical Therapy Plus                        Limited Partnership            Texas
Port City Physical Therapy,
   Limited Partnership                          Limited Partnership            Texas
Proactive Physical Therapy,
    Limited Partnership                         Limited Partnership            Texas
All Brunswick Physical Therapy,
    Limited Partnership                         Limited Partnership            Texas
Penobscot Sports Associates,
    Limited Partnership                         Limited Partnership            Texas
Mooresville Management,
    Limited Partnership                         Limited Partnership            Texas
Beaufort Physical Therapy,
    Limited Partnership                         Limited Partnership            Texas
English Creek Hand & Therapy
    Center, Limited Partnership                 Limited Partnership            Texas
Brownwood Physical Therapy,
    Limited Partnership dba
    Pecan Valley Physical Therapy               Limited Partnership            Texas
Quantum Physical Therapy, Limited
    Partnership (formerly Abbott &
    Baird Physical Therapy Associates,
    Limited Partnership)                        Limited Partnership            Texas
Spine & Sport Physical Therapy,
    Limited Partnership dba The Hand
    Institute of Spine & Sport
    (formerly Southern Orthopaedic
    & Sports Physical Therapy,
    Limited Partnership)                        Limited Partnership            Texas


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
                         SUBSIDIARIES OF THE REGISTRANT

                                                                               STATE OF
NAME OF                                               TYPE OF               INCORPORATION
SUBSIDIARY                                            ENTITY                OR FORMATION
----------                                            -------               -------------

Norman Physical Therapy,
   Limited Partnership                          Limited Partnership             Texas
Rice Rehabilitation Associates,
   Limited Partnership                          Limited Partnership             Texas
Physical Therapy and Spine
    Institute, Limited Partnership              Limited Partnership             Texas
Forest City Physical Therapy,
    Limited Partnership                         Limited Partnership             Texas
Leader Physical Therapy,
    Limited Partnership dba
    Memphis Physical Therapy                    Limited Partnership             Texas
Functions by Fletchall,
    Limited Partnership                         Limited Partnership             Texas
Coastal Physical Therapy,
    Limited Partnership                         Limited Partnership             Texas
Greene County Physical Therapy,
    Limited Partnership                         Limited Partnership             Texas
Eastgate Physical Therapy,
    Limited Partnership dba
    Summit Physical Therapy                     Limited Partnership             Texas
Tennessee Valley Physical
    Therapy, Limited Partnership                Limited Partnership             Texas
C.A.R.E. Physical Therapy
    Center, Limited Partnership
    (closed effective 03/31/99;
    partnership canceled 04/15/99)              Limited Partnership             Texas
Ankeny Physical & Sports Therapy,
    Limited Partnership                         Limited Partnership             Texas
Twin Cities Physical Therapy,
    Limited Partnership                         Limited Partnership             Texas
Brem Physical Therapy Associates,
    Limited Partnership (closed
    effective 05/31/99)                         Limited Partnership             Texas
Penn's Wood Physical Therapy,
    Limited Partnership                         Limited Partnership             Texas
Regional Physical Therapy
    Center, Limited Partnership                 Limited Partnership             Texas
Wyman Physical Therapy,
    Limited Partnership                         Limited Partnership             Texas

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
                         SUBSIDIARIES OF THE REGISTRANT

                                                                               STATE OF
NAME OF                                               TYPE OF               INCORPORATION
SUBSIDIARY                                            ENTITY                OR FORMATION
----------                                            -------               -------------

Adams County Physical Therapy,
    Limited Partnership                         Limited Partnership             Texas
Coppell Spine & Sports Rehab,
    Limited Partnership dba Physical
    Therapy of Flower Mound dba
    Green Oaks Physical Therapy                 Limited Partnership             Texas
Julie Emond Physical Therapy,
    Limited Partnership dba
    Maple Valley Physical Therapy               Limited Partnership             Texas
City of Lakes Physical Therapy,
    Limited Partnership                         Limited Partnership             Texas
Radtke Physical Therapy,
    Limited Partnership                         Limited Partnership             Texas
Hoeppner Physical Therapy,
    Limited Partnership                         Limited Partnership             Texas
Des Moines Physical Therapy,
    Limited Partnership                         Limited Partnership             Texas
Shrewsbury Physical Therapy,
    Limited Partnership                         Limited Partnership             Texas
Heritage Physical Therapy,
    Limited Partnership                         Limited Partnership             Texas
Mansfield Physical Therapy,
    Limited Partnership                         Limited Partnership             Texas
Flint Physical Therapy,
    Limited Partnership                         Limited Partnership             Texas
Pelican State Physical Therapy,
    Limited Partnership dba
    Audubon Physical Therapy                    Limited Partnership             Texas
Airpark Physical Therapy,
    Limited Partnership dba
    Philadelphia Physical Therapy
    (formerly Therapy Partners,
    Limited Partnership which was
    formerly North Hills Physical
    Therapy, Limited Partnership)               Limited Partnership             Texas
Capital Hand and Physical
    Therapy, Limited Partnership                Limited Partnership             Texas
Maines & Dean Physical Therapy,
    Limited Partnership                         Limited Partnership             Texas


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                         SUBSIDIARIES OF THE REGISTRANT

                                                                                STATE OF
NAME OF                                               TYPE OF                INCORPORATION
SUBSIDIARY                                            ENTITY                 OR FORMATION
----------                                            -------                -------------


Edge Physical Therapy, Limited
    Partnership dba River's Edge
    Physical Therapy                            Limited Partnership             Texas
Laurel Physical Therapy,
    Limited Partnership dba
    South Mississippi Physical
    Therapy                                     Limited Partnership             Texas
Riverwest Physical Therapy,
    Limited Partnership                         Limited Partnership             Texas
Scott Black Physical Therapy,
    Limited Partnership dba
    Northern Neck Physical Therapy              Limited Partnership             Texas
Mountain View Physical Therapy,
    Limited Partnership                         Limited Partnership             Texas
Intermountain Physical Therapy,
    Limited Partnership                         Limited Partnership             Texas
Staunton Hand & Rehab Services,
    Limited Partnership                         Limited Partnership             Texas
White Mountain Physical Therapy,
    Limited Partnership                         Limited Partnership             Texas
Battle Physical Therapy,
    Limited Partnership                         Limited Partnership             Texas
Covington Rehabilitation and
    Hand Therapy, Limited Partnership
    dba South Mississippi Physical
    Therapy                                     Limited Partnership             Texas
Crawford Physical Therapy,
    Limited Partnership                         Limited Partnership             Texas
Mobile Spine and Rehabilitation,
    Limited Partnership                         Limited Partnership             Texas
University Physical Therapy,
    Limited Partnership                         Limited Partnership             Texas
Oregon Spine & Physical Therapy,
    Limited Partnership                         Limited Partnership             Texas
Audubon Physical Therapy,
    Limited Partnership                         Limited Partnership             Texas
Bow Physical Therapy & Spine
    Center, Limited Partnership                 Limited Partnership             Texas
Caldwell Management, Limited
    Partnership                                 Limited Partnership             Texas

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

                         SUBSIDIARIES OF THE REGISTRANT

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
                                                                                STATE OF
NAME OF                                               TYPE OF                INCORPORATION
SUBSIDIARY                                            ENTITY                 OR FORMATION
----------                                            -------                -------------

Southeast Boise Management,
   Limited Partnership                          Limited Partnership             Texas
North Shore Sports & Physical
   Therapy, Limited Partnership                 Limited Partnership             Texas
Performance and Sports Medicine,
   L.P, dba Center for Performance
   & Sports Medicine Excellence                 Limited Partnership             Texas
Sport & Spine Clinic, L.P.                      Limited Partnership             Texas
Physical Therapy & Rehab
   Ctr., L.P. (dissolved
   effective 12/31/98)                          Limited Partnership             Texas


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